SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

20.    SUBSEQUENT EVENTS

On March 22, 2021, the Company entered into a share subscription agreement with JD.com and will issue ordinary shares for a total proceed of US$800 million at a per share purchase price equal to the closing price of the Company's ordinary shares on March 19, 2021, the last trading day prior to the date of the share subscription agreement.  The closing of the transaction is subject to satisfaction of customary closing conditions and procedures, including applicable governmental filings. Upon the closing, JD.com is expected to become the controlling shareholder of the Company.